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                      SUNAMERICA STYLE SELECT SERIES, INC.

                       SUPPLEMENT DATED NOVEMBER 24, 2003

            TO PROSPECTUS OF SUNAMERICA EQUITY FUNDS AND STATEMENT OF
        ADDITIONAL INFORMATION OF SUNAMERICA STYLE SELECT SERIES, INC.,
                           BOTH DATED JANUARY 28, 2003

Reorganizations
        SunAmerica Value Fund

At a meeting of the Board of Directors held on October 30, 2003, the Board considered and approved reorganizing the SunAmerica Value Fund of SunAmerica Style Select, Inc. into a corresponding fund of SunAmerica Equity Funds. It is anticipated that the reorganization will be tax-free to shareholders, who would receive, in exchange for their Fund shares, shares of a comparable class of a corresponding series of SunAmerica Equity Funds, Inc. ("Equity Funds"). The reorganization is subject to a number of conditions, including regulatory approval and the receipt of an opinion of counsel as to tax matters and the confirmation by the Fund of the continuing accuracy of their respective representations and warranties contained in the plan of reorganization.

Fund shareholders will receive information about the reorganization in a prospectus relating to the reorganization. For more information about any particular proposed reorganization, please call 1-800-858-8850.

SunAmerica Value Fund of Style Select Series will merge into an identically named acquiring fund of Equity Funds, which is a newly created series of Equity Funds. Each of Style Select and Equity Funds is a registered investment company consisting of multiple investment series or portfolios.